LOAN PAYABLE	12 Months Ended
Dec. 31, 2017
LOAN PAYABLE
LOAN PAYABLE

9.LOAN PAYABLE

On April 22, 2016, the Company issued a term note to Sentient Executive GP IV Limited (“Sentient”) and received a loan of $4,500 (the “Loan”). The Loan was due on April 30, 2017 and was made on an interest free basis. Sentient is a significant shareholder of the Company.

Following the guidance of IFRS 13 “Fair Value Measurements” and IAS 39 “Financial Instruments: Recognition and Measurement,” the Company discounted the Loan at an interest rate of 15% per annum, being the estimated market rate. Accordingly, upon issuance, the Company recorded an amount of $265 to reserves, which was to be amortized as interest expense over the term of the Loan.

Under the terms of the Loan, Sentient had the right, at its option, to require early pre-payment in the event that, during the term of the Loan, the Company successfully completed an issuance of common shares to third parties for gross proceeds of not less than $2,000. In the event the maximum offering amount is raised, being $12,000, Sentient was required to be repaid the full loan of $4,500. During the year ended December 31, 2016, the Company closed private placements (Note 10), which triggered full repayment of the Loan. The Company repaid the Loan and, accordingly, the full amount of $265 was reallocated to share capital on settlement and recorded on the statement of comprehensive loss as interest expense.

The Company also issued Sentient 952,380 common shares, at a fair value of $95, as a finance fee for advancing the Loan.